U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 13, 2000


                           CTI INDUSTRIES CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



Delaware                          0-23115                36-2848943
--------                          -------                ----------
(State or Other          (Commission File Number)        (IRS Employer
Jurisdiction                                              Identification No.)
Incorporation)



      2216 North Pepper Road, Barrington, Illinois                     60010
      --------------------------------------------                     -----
         (Address of Principal Executive Offices)                   (Zip Code)

                        (847) - 382-1000
      ----------------------------------------------------------
      (Registrant's Telephone Number, including Area Code)


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Item 8.           Change in Fiscal Year.
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On October 13, 2000, the Board of Directors of CTI Industries Corporation ("the
Company") elected to change its fiscal year end from October 31 to December 31. A transition report on Form 10-Q covering the transition period from November 1, 1999 through December 31, 1999 will be filed on or before November 27, 2000.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CTI Industries Corporation.
                                        ---------------------------------------
                                                 (Registrant)

Date:   October 27, 2000                By:      /s/ Howard W. Schwan
                                                 ------------------------------
                                                 Howard W. Schwan, President




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                                  EXHIBIT INDEX

Sequential         Exhibit
Page Number        Number       Document

5                  99.1         Press Release; CTI Industries Announces Fiscal
                                Year End Change